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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 12 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2002

                   BioProgress Technology International, Inc.
               (Exact Name of Registrant as Specified in Charter)

Nevada                              0-24736                88-0361701
(State or Other Juris-          (Commission File           (IRS Employer
diction of Incorporation)            Number)              Identification No.)


9055 Huntcliff Trace, Atlanta, Georgia                       30350-1735
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (770) 649-1133

                                       N/A
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events

On December 20, 2002, BioProgress Technology International, Inc. entered into a merger agreement with BioProgress PLC and BioProgress Holdings, Inc. Additional information with respect to the transactions described herein is included in the press release issued by the Company on December 20, 2002 attached hereto as
Exhibit 99.5

Item 7. Financial Statements and Exhibits.


(c)      Exhibit No.               Description
         -----------               -----------
         99.6                      Press Release dated December 20, 2002.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BIOPROGRESS TECHNOLOGY INTERNATIONAL, INC.


Date: December 20, 2002              By: /s/ Barry J. Muncaster
                                     -------------------------------------
                                     Name: Barry J. Muncaster
                                     Title: President







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                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K


                                     Exhibit

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
99.6      Press Release dated December 20, 2002


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